Stockholders' Equity	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Stockholders' Equity

Note O—Stockholders’ Equity
Predecessor
As of October 22, 2020 and December 31, 2019 the Predecessor had 900 issued and outstanding Class A Units that are entitled to the voting rights and distributions.
On June 11, 2019 the Predecessor filed an amended operating agreement to issue 100 Class B Units (“
Profit Interests
”) which were subject to certain restrictions and vesting requirements (see Note N). The Class B Member was not entitled to any voting rights until January 1, 2024. Only vested Class B units participate in cash flow distributions on a pro rata basis with Class A Units and are eligible for capital transactions proceeds only if the aggregate distributions were equal to or greater than $50 million.
The Successor’s 100 issued and outstanding Successor units (“Units”) as of December 31, 2020 were cancelled and exchanged for common stock as part of the closing of the Merger.
Successor
Common stock
The table below presents the details of the Company’s authorized common stock as of the following period:

December 31, 2021
Common stock:
Authorized shares of common stock	500,000,000
Common stock par value per share	$0.0001
Common stock outstanding at the period end	135,566,227
Dividend Rights
Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Company’s preferred stock or any class or series of stock having a preference over or the right to participate with the Company’s common stock with respect to the payment of dividends, dividends may be declared and paid ratably on the Company’s common stock out of the assets of the Corporation that are legally available for this purpose at such times and in such amounts as the Company’s Board in its discretion shall determine.
Voting Rights
Each outstanding share of the Company’s common stock is entitled to one vote on all matters submitted to a vote of stockholders. Holders of shares of common stock do not have cumulative voting rights.
Conversion or Redemption Rights
The Company’s common stock is neither convertible nor redeemable.
Liquidation Rights
Upon the Company’s liquidation, the holders of the Company’s common stock are entitled to receive prorata the Company’s assets that are legally available for distribution, after payment of all debts and other liabilities and subject to the prior rights of any holders of the Company’s preferred stock then outstanding.

Preferred stock
The table below presents the details of the Company’s authorized preferred stock as of the following period:

December 31, 2021
Preferred stock:
Authorized shares of preferred stock	1,000,000
Preferred stock par value per share	$0.0001
Preferred stock outstanding at the period end	—
The Company’s Board may, without further action by the Company’s stockholders, from time to time, direct the issuance of shares of preferred stock in series and may, at the time of issuance, determine the designations, powers, preferences, privileges and relative participating, optional or special rights as well as the qualifications, limitations or restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, any or all of which may be greater than the rights of the Company’s common stock. Satisfaction of any dividend preferences of outstanding shares of the Company’s preferred stock would reduce the amount of funds available for the payment of dividends on shares of the Company’s common stock. Upon the affirmative vote of a majority of the total number of directors then in office, the Company’s Board may issue shares of the Company’s preferred stock with voting and conversion rights which could adversely affect the holders of shares of the Company’s common stock.